CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 26, 2009 relating to the financial statements, the financial statement schedule and the effectiveness of internal control over financial reporting, which appears in AXA's Annual Report on Form 20-F for the year ended December 31, 2008.


                                              PricewaterhouseCoopers Audit


                                              By: /s/ Eric Dupont
                                                 --------------------------
                                              Eric Dupont
                                              Neuilly-sur-Seine, France
                                              July 30, 2009